UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 13, 2022

CC Neuberger Principal Holdings II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39410	98-1545419
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, 58th Floor New York, NY	10166
(Address of principal executive offices)	(Zip Code)

(212) 355-5515

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	PRPB.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	PRPB	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PRPB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously announced, on December 9, 2021 (the “Effective Date”), CC Neuberger Principal Holdings II, a Cayman Islands exempted company (“CCNB”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the Business Combination Agreement), by and among CCNB, Vector Holding, LLC, a Delaware limited liability company and wholly-owned subsidiary of CCNB (“New CCNB”), Vector Domestication Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of New CCNB, Vector Merger Sub 1, LLC, a Delaware limited liability company and wholly-owned subsidiary of CCNB, Vector Merger Sub 2, LLC, a Delaware limited liability company and wholly-owned subsidiary of CCNB, Griffey Global Holdings, Inc., a Delaware corporation (“Getty Images”), and solely for limited purposes expressly set forth therein, Griffey Investors, L.P., a Delaware limited liability company. A copy of the Business Combination Agreement was attached as Exhibit 2.1 to CCNB’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on December 9, 2021.

Following the entry into the Business Combination Agreement, CCNB received two letters (collectively, the “Shareholder Letters”) from purported shareholders of CCNB claiming certain allegedly material omissions in its preliminary proxy statement/prospectus first filed on January 18, 2022 (as amended, the “Proxy Statement”) in connection with the transactions contemplated by the Business Combination Agreement (together, the “Business Combination”).

While CCNB believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, in order to moot the plaintiff’s disclosure claims in the Shareholder Letters, to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Business Combination, CCNB has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, CCNB specifically denies all allegations in the Shareholder Letters that any additional disclosure was or is required. CCNB believes the Shareholder Letters are without merit.

Supplemental Disclosures to Proxy Statement

The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

The following disclosure should be added to the end of the first paragraph on page 159 of the Proxy Statement under the heading “Background of the Business Combination”:

CCNB entered into four confidentiality agreements that contained a standstill provision. Such confidentiality agreements were not with Getty Images.

The following disclosure should be added after the first paragraph on page 161 of the Proxy Statement under the heading “Background of the Business Combination”:

Between August 2021 to December 2021, CCNB and Getty Images discussed the composition of the New CCNB Board, and the parties agreed that Chinh E. Chu would serve as a member of the New CCNB Board.

Shareholder Meeting Dial-in Information

As previously announced, the extraordinary general meeting of CCNB shareholders (the “Shareholder Meeting”) will be held on July 19, 2022 at 9:00 a.m., Eastern Time at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, and via a virtual meeting. The purpose of the Shareholder Meeting is to vote on certain proposals relating to the previously announced Business Combination Agreement.

The Shareholder Meeting will be accessible via a live audio webcast at https://www.cstproxy.com/ccneubergerprincipalholdingsii/2022 or by dialing 1 800-450-7155 (toll free—North America) or +1 857-999-9155 (International); conference ID 1031358#. Shareholders will be able to submit a question to CCNB’s management online in advance of the meeting at the following website, https://www.cstproxy.com/ccneubergerprincipalholdingsii/2022, or live during the Shareholder Meeting.

All information about the Shareholder Meeting, including the definitive proxy statement/prospectus, is available at https://www.cstproxy.com/ccneubergerprincipalholdingsii/2022.

Shareholders of CCNB and other interested persons are encouraged to read the definitive proxy statement/prospectus, as well as the annexes thereto and the other documents to be filed with the SEC because these documents contain important information about CCNB, Getty Images, New CCNB and the Business Combination. Shareholders are able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s website (www.sec.gov) under “CC Neuberger Principal Holdings II” (CIK: 0001812667).

After the registration statement on Form S-4 (file No. 333-262203) (the “Registration Statement”) was declared effective, the definitive proxy statement/prospectus was mailed to shareholders of CCNB as of May 11, 2022, the record date established for voting on the Business Combination.

Certain statements included in this report which are not statements of historical fact, including but not limited to those identified with the words “intend,” or “expect” are intended to be, and are, “forward-looking statements,” as defined in the Securities and Exchange Act of 1934, as amended. Such statements involve known and unknown risks, uncertainties and other factors. Such factors include, among others: the satisfaction or waiver of closing conditions set forth in the Business Combination Agreement.

Participants in the Solicitation

CCNB, Getty Images and their respective directors and officers may be deemed participants in the solicitation of proxies of CCNB shareholders in connection with the Business Combination. CCNB shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of CCNB and a description of their interests in CCNB is contained in CCNB’s final prospectus related to its initial public offering, dated July 30, 2020 and in CCNB’s and New CCNB’s subsequent filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to CCNB shareholders in connection with the Business Combination and other matters to be voted upon at the Shareholder Meeting will be set forth in the Registration Statement for the Business Combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination has been included in the Registration Statement that CCNB filed with the SEC. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: CC Neuberger Principal Holdings II, 200 Park Avenue, 58th Floor, New York, NY .

Forward-Looking Statements

This report may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning CCNB’s or the Company’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether the Business Combination will generate returns for shareholders. These forward-looking statements are based on CCNB’s or the Company’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company‘s or CCNB‘s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against CCNB, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of CCNB, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; (f) the inability to complete the private placement transactions contemplated by the Business Combination Agreement and related agreements and the transactions contemplated by the forward purchase agreement or backstop agreement or close the sale of the forward purchase securities or backstop securities, as applicable; (g) the risk that the Business Combination disrupts current plans and operations of the Company or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (h) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (i) costs related to the Business Combination; (j) changes in applicable laws or regulations, including legal or regulatory developments (such as the SEC’s statement on accounting and reporting considerations for warrants in special purpose acquisition companies) which could result in the need for CCNB to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of CCNB‘s securities and the attractiveness of the Business Combination to investors; (k) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (l) the Company’s estimates of expenses and profitability and (m) other risks and uncertainties indicated from time to time in the final prospectus of CCNB, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by CCNB. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company and CCNB assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Company nor CCNB gives any assurance that either the Company or CCNB will achieve its expectations.

Disclaimer

This report relates to a proposed business combination between Getty Images and CCNB. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2022	CC NEUBERGER PRINCIPAL HOLDINGS II

	By:	/s/ Matthew Skurbe
	Name:	Matthew Skurbe
	Title:	Chief Financial Officer